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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Amendment No. 2 to the Registration Statement on Form S-3 of our report dated January 22, 2003 relating to the financial statements and financial statement schedule, which appears in DoubleClick Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
December 10, 2003